Reply Attention of	Ethan P. Minsky
Direct Tel.	604.643.3151
EMail Address	epm@cwilson.com
Our File No.	27975-0001 / CW680682.2

November 9, 2006

BY EDGAR AND BY COURIER

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549-4561

USA

Attention:	Maryse Mills-Apenteng

Dear Sirs:

Re: Navitrak International Corporation Amendment No. 3 to Form SB-2 Filed on July 24, 2006 File No. 333-130775

                              Thank you for your letter of August 9, 2006 with respect to Amendment No. 3 to the Registration Statement on Form SB-2 (the "Form SB-2") filed by Navitrak International Corporation (the "Company"). For your ease of reference, our responses are numbered in a manner that corresponds with your comments. We enclose three blacklined copies of Amendment No. 4 to the Form SB-2 (the "Amendment"). Page references used in this letter relate to the enclosed blacklined version of the Amendment.

Risk Factors, page 7

1.

In light of the revised disclosure relating to the severity of your liquidity position and your operating challenges, consider placing the risk factors relating to the company – where matters such as the auditors’ going concern opinion, the company’s negative cash flows, and the like are discussed – at the beginning of the risk factors section.

HSBC Building 800 – 885 West Georgia Street Vancouver BC V6C 3H1 Canada Tel.: 604.687.5700 Fax: 604.687.6314 www.cwilson.com

Some lawyers at Clark Wilson LLP practice through law corporations.

The Company has placed the risk factors relating to the Company at the beginning of the risk factors section.

2.

Please refer to prior comment 1. We note your response indicating that the ACOA loans were never in default with regard to the equity requirements but that “both loans were in default status during a portion of the year ended December 31, 2005 and during the three month period ended March 31, 2006 because the Company had failed to timely make certain payments when due.” We further note that one loan was amended on May 18, 2006 and the other on June 8, 2006 to push the payment schedules forward to 2007 such that the loans are now in good standing. Because you defaulted on one or more installments on a debt since the end of your last fiscal year, disclosure of the default in Management’s Discussion and Analysis is warranted. Please provide a materially complete discussion of the initial default status including any arrearages and discuss the steps taken by the company to renegotiate the loans. To the extent that the amendments to the loans include terms less favorable to the company than under the initial loans, those terms should be discussed.

The Company has included a discussion of the defaults in Management’s Discussion and Analysis (please see pages 54 - 57). These defaults were caused by the Company’s failure to timely complete the projects funded. These defaults ought to be considered in light of the lender’s purpose in making the loans, which is to stimulate the regional economy. In both cases, the amendments were primarily intended to extend the completion dates to permit the Atlantic Canada Opportunity Agency the opportunity to continue to advance, and to permit the Company to continue to draw, available funds to be applied to the ongoing expenses of the project, though the result was an extension of both the completion dates and a corresponding extension to the repayment schedules. In this regard, the completion dates are not the equivalent of a ‘maturity’ date in a typical commercial loan. During the periods of these defaults the Company was not in arrears as re-payment of outstanding principal was not then due.

In addition, the Company has recently restated its financial statements to include the results of the valuation of the technologies acquired at November 11, 2004. This valuation is discussed in more detail in Paragraph 9 of this letter, below. As a result of the valuation and the restatement of its financial statements, the Company is now in default of the ‘equity’ covenant contained in Atlantic Canada Opportunities Agency loans number 183782 and 181936. The Company has included discussion of these defaults in the Risk Factor discussion (see pages 9 - 10) and in the Management’s Discussion and Analysis (please see pages 54 - 57).

During 2005, the Company was in default of the Program for Export Market Development (“PEMD”) and the Industrial Regional Assistance Program (“IRAP”) loans. In the case of the PEMD loan, the Company was in default of its repayment obligations from November, 2004 through December, 2005. In the case of the IRAP loan, the Company was in default of its payment obligations from January 1, 2005 until January, 2006. The discussion of these loans in the

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Management’s Discussion and Analysis reflects these payment defaults. Both loans are currently in good standing (please see page 57).

3.

Additionally, it appears that risks relating to the liquidity difficulties you have historically experienced, including recent defaults on indebtedness, should be addressed in a prominently positioned risk factor. Consider whether these recent defaults warrant brief discussion in the risk factors such as one entitled “We have had negative cash flows from operations ... “ on page 9.

The Company has added a discussion of its recent defaults on indebtedness to the risk factor discussion in a new risk factor entitled “During the period from November 2004 through February, 2006, we have defaulted on a number of our outstanding loans. This history of defaulting on indebtedness may make it difficult for our company to raise money through the sale of debt or equity securities.”, beginning at page 9.

4.

Please tell us how the discovery of the error in computing your status under the financial covenants of the debt agreements is expected to impact your assessment of the effectiveness of the company’s disclosure controls and procedures. To the extent you believe this error will affect management’s ability to conclude that the company’s disclosure controls and procedures are effective, it would appear that risk factor disclosure in the registration statement may be appropriate. Please advise.

The error in computing the company’s status under the financial covenants of the debt agreements is not expected to impact the company’s assessment of its disclosure controls and procedures. Disclosure controls and procedures are designed to ensure that information required to be disclosed by the issuer in the reports that it files is accumulated and communicated to management and timely recorded, processed, summarized and reported. Disclosure controls and procedures cannot guarantee the absence of a mistake in analysis – they can only ensure that mistakes in the analysis of material information are timely disclosed. In this case, an error occurred in management’s interpretation of specific language included in both ACOA contracts. When management applied their interpretation of this language to the facts, they concluded that the Company was in default of both contracts. No member of the Company’s management has a legal education, and none were familiar with any of the legal principles underlying contract interpretation. When the Company’s independent attorneys reviewed the two ACOA contracts, the error was discovered and revealed to management. The error and the correction were then promptly disclosed.

Dependence on Key Management Employees, page 13

5.

Please revise the subheading to state the risk associated with the company’s reliance on key management employees. As currently drafted, the subheading appears to be a title rather than a description of a potential risk to the company. In addition, we note that Mr. Strickland, Director of Business Development, resigned on May 18, 2006. Please tell us the reasons

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for his resignation. Further, because you previously indicated that your development depended in significant part on his efforts and that his loss could have a material adverse effect on your business, a discussion of his departure and the company’s strategies for continuing the business appear to be warranted.

The Company has revised the subheading of the referenced risk factor to read:

The Loss of Certain Key Management Employees Could Have a Material Adverse Effect On Our Business.

Mr. Strickland resigned on May 18, 2006 at the request of the Company’s Board of Directors. The Company’s Board of Directors believed that Mr. Strickland’s guidance, his contacts and his vision would not benefit the Company’s new direction and pursuit of a U.S. marketplace.

Mr. Strickland’s assistance was key to the Company’s development in earlier years and his loss at that time could have had a material adverse effect on the Company’s business. He has had significant contact with the Company’s customers and he fulfilled a key management role for the Company for a number of years. For these reasons, the Company’s Board of Directors decided to include him in the risk factor alerting investors to the potential for a material adverse effect on the Company’s business if he were to leave. Over the course of time, Mr. Strickland’s contacts with previous customers has become less important, as has his role in management. Recently, the Board of Directors determined that the benefits derived from Mr. Strickland’s continued role in management were outweighed by the financial burdens and, in a cost-saving measure, they asked Mr. Strickland to resign. The risk that his departure could have had a material adverse effect on the Company’s business was a risk which was no longer material as, in retrospect, this risk had diminished over time. The Company has included a brief discussion of the reasons behind Mr. Strickland’s resignation at page 46.

Security Ownership of Certain Beneficial Owners and Management, page 32

6.

We note you have identified Cede & Co. as having a controlling ownership position in the company with holdings of 22.65 percent; however Cede & Co. is the nominee name for the Depositary Trust Company, a depositary that holds shares of record for banks, brokers and institutions. The disclosure required by Item 403 of Regulation S-B should identify beneficial holders of securities consistent with the determination of beneficial ownership rules in 13d-3 of the Exchange Act, not record holders. Please revise accordingly.

The Company has revised the disclosure of beneficial owners and management to remove Cede & Co. after receiving a response to its inquiry of Cede & Co. as to the beneficial ownership of the Company’s shares by persons holding more than 5%.

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Navitrak International Corporation (Formerly Flashpoint International Inc. - Successor)

Audited Consolidated Financial Statements

7.

With regard to the Consolidated Statements of Operations, Comprehensive Loss and Cash Flows, a black line should be inserted between the “Predecessor” and “Successor” columns to clearly identify the results derived from each entity.

A black line has been inserted between the “Predecessor” and “Successor” columns to clearly identify the results derived from each entity in the Consolidated Statements of Operations, Comprehensive Loss and Cash Flows.

Note 11 - Long Term Debt

8.

We note that you have expanded your footnote disclosure to discuss subsequent events that occurred in May and June 2006. Tell us what consideration was given to dual-dating the Report of the Independent Registered Public Accounting Firm for those events. Revise accordingly.

Due to the restatement of the long-term debt as described in note 19 to the financial statements, the Company’s independent auditors have dual-dated their report for the year ended December 31, 2005, in accordance with AU 530, Dating of Independent Auditors’ Report.

Note 15 - Business Combinations

9.

We have read your response to comment 4 of our letter dated June 9, 2006. Your response indicates that “the proprietary software was an unproven technology with no alternative use” but that “the value of such in-process research and development assets would have been nominal.” Tell us how you considered the guidance provided by the AICPA Practice Aid “Assets Acquired in a Business Combination to Be Used in Research and Development Activities: A Focus on Software, Electronic Devices, and Pharmaceutical Industries” with regard to the valuation of this asset, including the approach utilized and your consideration of the concepts of control and economic benefit, measurability and project substance and incompleteness in terms of the phase of a project’s life cycle.

In our earlier response to comment 4 of your letter dated June 9, 2006 the Company indicated that its "proprietary software was an unproven technology with no alternative use" and "the value of such in-process research and development assets would have been nominal."

Since the Company’s last response to you, it hired professionals from Deloitte & Touche LLP to value the technology of Navitrak International (Ontario) acquired by the Company at November 11, 2004 (the "Valuation  Date").

The valuators determined that although there was an IPR&D concept in development, it would not have met the definition of an asset let alone an IPR&D asset. The project, called "Camera Control', was aimed at developing a feature

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that would enable an airborne user to focus a camera’s lens at a specific point on the ground.

According to Deloitte & Touche, the concept that an intangible asset is capable of being separated or divided from an acquired entity and sold, transferred, licensed, rented or exchanged was a key consideration in defining Camera Control. The following observations were made:

•	The development was at the conceptual stage;
•	One person had worked for 1500 hours to gain an understanding of the workings of a high-end “Wescam” camera;
•	No software had been developed;
•

There was no business plan and although there was an expectation that such a product would have a market, it was not determinable if the product would ever be completed or whether the predecessor or the Company even had the capabilities to develop it.

It is the valuator's view that the development of camera control at the Valuation Date did not meet the definition of an identifiable intangible asset. At the Valuation Date the development was nothing more than training or knowledge gained by one employee at Navitrak. FAS 141 does not allow the value of an assembled or skilled workforce to be considered as a separately identified intangible asset.

A non-IPR&D asset called "AeroNavitraker" was identified and valued. This asset was not considered IPR&D but rather it was described as a commercially-viable identifiable intangible asset created as the result of research and development.

The Company has restated its financial statements to include the results of the valuation of the technologies acquired at November 11, 2004.

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We look forward to any further comments you may have regarding the Amendment or with respect to any of the above responses. Should you have any questions, please do not hesitate to contact the writer directly at 604.643.3151.

Yours truly,

CLARK WILSON LLP

Per: /s/ Ethan P. Minsky

Ethan P. Minsky

EPM/epm

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